Exhibit 99.4

                                  SELLER NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

                             VAC HOLDINGS II, INC.

                              11 1/2% SELLER NOTE
                               DUE July 21, 2009


$175,000,000                                                      July 24, 2000

          VAC HOLDINGS II, INC., a Delaware corporation ("Payor"), for value received, promises to pay to the order of NORTHROP GRUMMAN CORPORATION, a Delaware corporation ("Payee"), or its permitted assigns, the principal amount of ONE HUNDRED AND SEVENTY-FIVE MILLION DOLLARS ($175,000,000), together with interest accrued thereon at the time or times set forth below (this Note together with any PIK Notes issued pursuant to Section 1.1 below, the "Notes"). The principal of and interest on this Note is payable in lawful money of the United States of America in immediately available funds at such place in the United States as Payee may from time to time designate in writing to Payor.

          This Note is made pursuant to that certain Asset Purchase Agreement dated June 9, 2000 (the "Purchase Agreement" as amended, modified supplemented or waived from time to time), by and between Payee and VAC Acquisition Corp. II, a Delaware corporation and a wholly-owned subsidiary of Payor ("Buyer") and is the "Seller Note" referred to therein. Payee is receiving this Seller Note pursuant to the Purchase Agreement. For the avoidance of doubt, this Note does not provide the Payee with, nor does it imply to the Payee, any right against any subsidiary of the Payor. All capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

     1.   Payment of Principal and Interest
          ---------------------------------

          1.1  Calculation and Payment of Interest.
               -----------------------------------

          Interest on the principal balance of this Note outstanding from time to time shall accrue at the rate of eleven and one-half percent (11 1/2%) per annum computed on the basis of a 365 or 366-day year, as appropriate, for the actual number of days elapsed, commencing on the date hereof (and on the date of issuance with respect to any PIK Note). Such interest shall be payable semi-annually in arrears, beginning on January 24, 2001 and thereafter on each July 24/th/ and January 24/th/ (each, an "Interest Payment Date") through and including July 24, 2004 by the issuance of a promissory note in a principal amount equal to interest accrued but not otherwise paid (by the issuance of a PIK Note or otherwise) on the principal amount hereof through and including such Interest Payment Date and otherwise having such terms and provisions that are the same as the terms and provisions of this Note (each such promissory note a "PIK Note"), and (without limiting the Payor's obligation to issue in each such instance, a PIK Note) Payor shall be deemed to have issued a PIK Note to Payee for any such interest regardless of whether Payor shall have actually delivered any such PIK Note to Payee. On and after January 24, 2005, payment of such interest shall be made semi-annually in arrears on each Interest Payment Date until the Maturity Date (as defined below) and on the Maturity Date in cash; provided, however, that such payment shall instead be made by the issuance of a
--------  -------
PIK Note for such interest, and (without limiting the Payor's obligation to issue in each such instance a PIK Note) Payor shall be deemed to have issued a PIK Note to Payee for any such interest regardless of whether Payor shall have actually delivered any such PIK Note, if (a) a payment default under the Credit Agreement or the other Bank Debt Documents has occurred and is continuing, (b) the Leverage

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

Ratio for the most recently ended fiscal quarter is greater than 2.0:1 or (c) after giving effect to such payment, the ratio of (I) Consolidated Total Debt plus the aggregate principal amount of outstanding Notes to (II) Consolidated Adjusted EBITDA for the four Fiscal Quarter period then most recently ended would be greater than 3.0:1. Payee, by acceptance hereof, acknowledges (i) that Payor is contractually bound hereunder to pay interest in cash only if the conditions specified in Sections 1.1 (a) or (b) or (c) above are not met, (ii) that any interest not paid in cash shall be paid in the form of a PIK Note, and
(iii) the failure to pay cash interest as a result of Sections 1.1(a), (b) or
(c) shall not constitute a default or Event of Default under this note.

          1.2  Payment on Maturity Date. The principal balance of, and any
               ------------------------
accrued and unpaid interest on, this Note shall be payable on July 21, 2009 (the "Maturity Date").

          1.3  Voluntary Prepayment.
               --------------------

               (a) Payor may, at its option at any time, to the extent not prohibited by the Bank Debt Documents, without premium or penalty, prepay all or any portion of this Note.

               (b) Any prepayment of this Note shall be applied as follows: first, to payment of accrued interest; and second, to payment of
          -----                                      ------
          principal. Upon any partial prepayment, at the request either of Payee or Payor, this Note shall be surrendered to Payor in exchange for a substitute note, which shall set forth the revised principal amount. In the event that this Note is prepaid in its entirety, this Note shall be surrendered to Payor for cancellation as a condition to any such prepayment.

          1.4  Mandatory Prepayment. Subject to any limitations on the ability
               --------------------
of Payor's Subsidiaries to pay dividends arising under applicable law, the Net Proceeds from the

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

sale of more than two-thirds of the fair market value of the assets of Payor's Significant Subsidiaries to any person that is not a Significant Subsidiary of Payor in a transaction or a series of related transactions shall be applied first, to prepay all or a portion of the Bank Debt then outstanding, to the extent required under the Bank Debt Documents, and second, to prepay all or a portion of the principal balance of the Notes then outstanding.

          1.5  Prepayment of Notes at the Option of Payee upon a Change of
               -----------------------------------------------------------
Control. In the event that a Change of Control has occurred, Payee will have the
-------
right, at Payee's option (subject to compliance with applicable federal and state laws), to require Payor to pay all or any part of the Note on a date no later than 30 days after the occurrence of such Change of Control, at a cash price equal to 101% of the principal amount then outstanding, which such principal amount shall include the principal amount of any PIK Notes issued pursuant to Section 1.1 hereof.

          1.6  Payment Only on Business Days. Any payment hereunder which, but
               -----------------------------
for this Section 1.6, would be payable on a day which is not a Business Day, shall instead be due and payable on the Business Day next following such date for payment.

     2.   Events of Default
          -----------------

          The following shall constitute  "Events of Default" under this Note:

               (a) Failure by Payor to make any payment or prepayment of principal required under this Note when the same shall become due and payable (whether at maturity, by acceleration or otherwise) and the continuation of such failure for a period of ten (10) days; or failure by Payor to make any payment of interest when the same shall become due and payable and the continuation of such failure for a period of thirty (30) days; or

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

               (b) A breach of the covenant set forth in Section 3.1(a) which breach shall continue uncured for a period of five (5) days; or

               (c) Other than as set forth in 2(b) above; a breach of any covenant under Section 3.1 or Section 3.2 of this Note, which breach, if curable, shall continue uncured for a period of thirty (30) days after the date on which written notice specifying such breach and stating that such notice is a "Notice of Default" hereunder, shall have been given by Payee to Payor; or

               (d) Payor or Material Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

                    (i)    commence a voluntary case or proceeding;

                    (ii) consent to the entry of an order for relief against them in an involuntary case or proceeding;

                    (iii) consent to the appointment of a Custodian of them or for all or substantially all of their property or assets;

                    (iv) make a general assignment for the benefit of the creditors; or

               (e) an involuntary case or proceeding is commenced against Payor or Material Subsidiaries under any Bankruptcy Law and is not dismissed, bonded or discharged within ninety (90) days thereafter, or a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (i) is for relief against Payor or Material Subsidiaries in an involuntary case or proceeding;

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

                    (ii) appoints a Custodian of Payor or Material Subsidiaries for all or substantially all of their properties or assets; or

                    (iii) orders the liquidation of Payor or Material Subsidiaries; and in each case the order or decree remains unstayed and in effect for ninety (90) days.

          If an Event of Default specified in Section 2(a), 2(b) or 2(c) shall have occurred and be continuing Payee may, at its option, declare the entire principal amount of this Note and the interest accrued thereon to be due and payable upon the date which is five Business Days after the date of delivery by Payee to Payor of a written notice of acceleration, and upon any such declaration the same shall become due and payable at such time. If an Event of Default specified in Section 2(d) or 2(e) hereof occurs, the principal balance of and accrued interest on this Note shall become due and payable immediately without any declaration or other act on the part of Payee.

          If any Event of Default shall have occurred and be continuing, Payee may proceed to protect and enforce its rights either by suit in equity or by action at law, or both, whether for specific performance of any provision of this Note or in aid of the exercise of any power granted to Payee under this Note.

     3.   Covenants.
          ---------

          3.1  Affirmative Covenants.  Payor covenants and agrees that for so
               ---------------------
long as any indebtedness evidenced by this Note shall remain outstanding, unless waived by Payee, Payor shall:

               (a) promptly give notice to Payee of (i) any default or Event of Default hereunder upon any senior officer of Payor obtaining knowledge of any such default or Event of Default or (ii) any notice of an "Event of Default" (as defined

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

          in the Bank Debt Documents) permitting the holder or holders of the Bank Debt to accelerate such Bank Debt given to Payor or any of its Subsidiaries by any holder of Bank Debt or its agent; and

               (b) deliver to Payee copies of quarterly and annual financial statements of Payor.

          3.2  Negative Covenants.  Payor covenants and agrees that for so long
               -------------------
as any indebtedness evidenced by this Note remains outstanding, Payor will not without the written consent of Payee;

               (a) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of its assets other than to a Significant Subsidiary; or

               (b)  consolidate with, or merge with or into, any Person unless
          (i) Payor shall be the continuing Person, or the Person (if other than Payor) formed by such consolidation or into which Payor is merged shall be a corporation organized and existing under the laws of the United States or any state thereof or of the District of Columbia and, in the event Payor is merged with or into any other Person, such Person shall expressly assume, by an agreement executed and delivered to Payee, in form and substance reasonably satisfactory to Payee the obligations of Payor under this Note, (ii) following the transaction, the Payor on this Note shall be in compliance with Section 3.2(c) below, and (iii) no Event of Default has occurred and is continuing or would occur after giving effect to such consolidation or merger. Upon any consolidation or merger of Payor in

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

          accordance with this Section 3.2(b), the successor corporation formed by such consolidation or into which Payor is merged shall succeed to, and be substituted for and may exercise any right and power of, Payor under this Note with the same effect as if such successor corporation had been named as Payor herein; or

               (c) incur, assume or suffer to exist any Indebtedness or permit any of its Significant Subsidiaries to incur, assume or suffer to exist any Indebtedness, except that Payor and its Significant Subsidiaries may incur indebtedness if (x) no Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect to such incurrence of Indebtedness on a pro forma basis (including a pro forma application of the net proceeds therefrom) as though it had been incurred on the first day of the most recently ended period of four consecutive full Fiscal Quarters for which internal financial statements are available immediately preceding the date on which such Indebtedness is incurred and (y) the Interest Coverage Ratio of Payor for the most recently ended period of four consecutive full Fiscal Quarters for which internal financial statements are available prior to the date on which such Indebtedness is incurred, on a pro forma basis (including a pro forma application of the net proceeds therefrom), would be not less than 2.0:1.0.

          Without regard to the foregoing limitations, the Payor and its Significant Subsidiaries may incur, assume or suffer to exist the following ("Permitted Indebtedness"):

                    (i)  Indebtedness under the Notes;

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

                    (ii) Indebtedness under the Credit Agreement and the other Bank Debt Documents, provided that the aggregate principal amount
                                    --------
               at any time outstanding thereunder shall not exceed $850,000,000;

                    (iii) Indebtedness of any Significant Subsidiary of Payor owing to Payor or owing to another Subsidiary of Payor or Indebtedness of any Subsidiary owing to Payor;

                    (iv) Indebtedness incurred by Payor or its Significant Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Payor, Buyer or any of their Subsidiaries pursuant to such agreements;

                    (v) Payor or any of its Significant Subsidiaries may become and remain liable with respect to promissory notes incurred in connection with an Acquisition and payable to the seller in connection therewith, provided that the aggregate
                                               --------
               principal amount of such promissory notes outstanding at any time shall not exceed $25,000,000;

                    (vi) Indebtedness incurred by Payor or its Significant Subsidiaries which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business;

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

                    (vii) Indebtedness incurred by Payor or its Significant Subsidiaries in respect of netting services, overdraft protections and otherwise in connection with deposit accounts;

                    (viii) guaranties in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Payor, or any Subsidiary of Payor;

                    (ix) Indebtedness with respect to any lease of any property by a Payor or its Significant Subsidiaries as lessee that, in conformity with generally accepted accounting principles is or should be accounted for as a capital lease in an aggregate amount not to exceed at any time $25,000,000;

                    (x) A Significant Subsidiary acquired pursuant to an Acquisition may become or remain liable with respect to Indebtedness of such Significant Subsidiary existing at the time of Acquisition by Payor or its Subsidiary of such Significant Subsidiary or assets obtained pursuant to an Acquisition; provided that such Indebtedness was not incurred in connection
               --------
               with or in anticipation of such acquisition, and the aggregate principal amount of all such indebtedness does not exceed $20,000,000;

                    (xi) Indebtedness incurred by Payor or its Significant Subsidiaries with respect to Interest Rate Agreements and Currency Agreements;

                    (xii) purchase money Indebtedness incurred by Payor or its Significant Subsidiaries in an aggregate amount not to exceed at any time

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

               $30,000,000 provided, any such Indebtedness shall be secured only by the asset acquired in connection with the incurrence of such Indebtedness and proceeds thereof;

                    (xiii) other unsecured Indebtedness of Payor and its Significant Subsidiaries, in an aggregate amount not to exceed at any time $30,000,000;

                    (xiv) Indebtedness of the Payor or any of its Significant Subsidiaries outstanding on the date hereof; and

                    (xv)    refinancings and extensions of any such
               Indebtedness;

               (d) except as set forth in this Section 3.2(d) incur, assume or suffer to exist, any Lien of any kind securing any Indebtedness upon any of its assets now owned or acquired or upon any income or profits therefrom except:

                    (i) Liens with which the Notes are equally and ratably secured;

                    (ii) Liens incurred to secure indebtedness under the Credit Agreement or any Bank Debt Document;

                    (iii) Liens for taxes if obligations with respect to such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted;

                    (iv) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law; (other than any such Lien imposed pursuant to Section 401 (a)(29) or 412(n) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (A) for amounts not yet overdue or (B) for amounts that are overdue and that are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

                    (v) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness);

                    (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Payor;

                    (vii) any interest or title of a lessor or sublessor under any lease of real estate;

                    (viii) Liens solely on any cash earnest money deposits made by Payor in connection with any letter of intent or purchase agreement permitted hereunder;

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

                    (ix) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases for personal property entered into in the ordinary course of business;

                    (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                    (xi) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                    (xii) licenses of patents, trademarks and other intellectual property rights granted by Payor in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of Payor;

                    (xiii) Liens securing Indebtedness permitted pursuant to 3.2(c)(xi); provided, any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and proceeds thereof; and;

                    (xiv) existing Liens on assets acquired pursuant to acquisitions (so long as such Liens were not created in anticipation of such acquisition); and

                    (xv) any land use restrictions consistent with the terms of Section 9.8(g) of the Purchase Agreement.

               (e) except as set forth in this Section 3.2(e), enter into or suffer to exist any contract, agreement, arrangement or transaction with any Affiliate or permit its Significant Subsidiaries to enter into or suffer to exist any contract, agreement, arrangement or transaction with any other Affiliate other than those contracts, agreements, arrangements or transactions on terms that are no less favorable to Payor or any Significant Subsidiary of Payor than those that might be obtained from a Person who is not an Affiliate of Payor except:

                    (i) any transaction between Payor and any Subsidiary of Payor or any Subsidiary of Payor and any other Subsidiary of Payor;

                    (ii) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Payor;

                    (iii) compensation arrangements for officers and other employees of Payor entered into in the ordinary course of business;

                    (iv) annual management and oversight fees paid to Sponsor and its Affiliates in reliance on this clause (iv) in amounts not in excess of $5,000,000 per Fiscal Year and expense reimbursements paid to Sponsor and its Affiliates; and

               (f) except as permitted under this Section 3.2(f), engage in any business or permit Buyer to engage in any business other than the businesses engaged in by Payor or Buyer, similar or related businesses and reasonable extensions thereof.

     4.   Certain Definitions.
          -------------------

          "Acquisition" means any acquisition by Payor or its Subsidiaries,
           -----------
whether by purchase, merger or otherwise, of all or substantially all of the assets of or the Capital Stock of, or a business line or unit or a division of, any Person.

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

          "Affiliate" means, as applied to any Person, any other Person directly
           ---------
or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 15% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agent" means Lehman Commercial Paper, Inc., as administrative agent
           -----
for the lenders under the Credit Agreement, and its successors and assigns.

          "Bank Debt" means all obligations of Payor and its Subsidiaries
           ---------
(including without limitation contingent obligations, interest rate protection incurred to satisfy the requirements of the Credit Agreement and fees and expenses payable thereunder or pursuant thereto) (i) arising under the Credit Agreement or (ii) with respect to Refinancing Debt.

          "Bank Debt Documents" means the Credit Agreement and any other
           -------------------
agreement, indenture, mortgage, guaranty, pledge, security agreement or instrument evidencing or securing Bank Debt or pursuant to which Bank Debt is incurred, in each case as such documents may be amended, modified, supplemented or waived from time to time in accordance with the terms thereof.

          "Bankruptcy Law" means Title 11, United States Code, or any similar
           --------------
federal, state or foreign law for the relief of debtors or any arrangement, reorganization, assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Payor.

          "Business Day" means each day other than Saturdays, Sundays and days
           ------------
when commercial banks are authorized or required by law to be closed for business in New York, New York.

          "Capital Stock" means any and all shares, interests, participations or
           -------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

          "Cash" means money, currency or a credit balance in any demand or
           ----
deposit account.

          "Change of Control" means, at any time, (i) (a) prior to consummation
           -----------------
of an initial public offering by Payor, Sponsor and its Affiliates and other Permitted Investors shall cease to beneficially own and control in excess of 50% on a fully diluted basis of the economic and voting interests in the Capital Stock of Payor (b) after consummation of any initial public offering, Sponsor, its Affiliates and other Permitted Investors shall cease to own and control at least 25% of the Capital Stock of Payor or such higher percentage that exceeds the highest percentage owned by any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than Sponsor and its Affiliate and the other Permitted Investors, or (ii) Payor shall cease to beneficially own and control 100% on a fully diluted basis of the Capital Stock of Buyer.

          "Consolidated Adjusted EBITDA" means, for any period, the sum, for
           ----------------------------
Payor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net operating income (calculated before taxes, Consolidated

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

Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Affiliates) for such period plus (b) depreciation and amortization, and all other non-cash charges, in each case for such period and to the extent deducted in computing net operating income for such period plus
(c) the amount by which the amount of deferred learning costs, tooling costs and similar assets were reduced from the first day of such period to the last day of such period, and minus (d) the amount by which the amount of deferred learning costs, tooling costs and similar assets were increased from the first day of such period to the last day of such period; provided that the foregoing shall be subject to the adjustments described in Schedule 1.

          "Consolidated Cash Interest Expense" means, for any period,
           ----------------------------------
Consolidated Interest Expense for such period, excluding any amount not paid or received in Cash during such period.

          "Consolidated Interest Expense" means, for any period, total interest
           -----------------------------
expense (including that portion attributable to capital leases in accordance with GAAP and capitalized interest) of Payor and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Payor and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and plus the net amount paid (or minus the net amount received) under Interest Rate Agreements (whether or not actually paid or received during such period), but excluding, however, any fees payable to agents under the Credit Agreement on or before the date hereof and minus the amount of consolidated interest income, if any, for such period.

          "Consolidated Total Debt" means as at any date of determination, the
           -----------------------
aggregate stated balance sheet amount of all Indebtedness of Payor and its Subsidiaries, other than the Notes, determined on a consolidated basis in accordance with GAAP.

          "Credit Agreement" means the Credit Agreement among the Payor, Lehman
           ----------------
Commercial Paper, Inc., as administrative agent and as collateral agent and the other parties thereto, together with the related documents thereto (including without limitation any guarantee agreements and security documents), in each case as such agreement or document may be amended, modified, supplemented or waived from time to time, including without limitation any agreement or document extending the maturity of, refinancing, replacing or otherwise restructuring all or any part of the Indebtedness under such agreement or document or any replacement or successor agreement or document and whether by the same or any other agent, lender or group of lenders.

          "Currency Agreement" means any foreign exchange contract, currency
           ------------------
swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Payors' and its Subsidiaries' operations and not for speculative purposes.

          "Custodian" means any receiver, trustee, assignee, liquidator,
           ---------
custodian or similar official under any Bankruptcy Law.

          "Event of Default" means any of the occurrences specified under
           ----------------
Sections 2(a) through 2(e) of this Note.

          "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.
           --------------

          "Fiscal Year" means the fiscal year of Payor and its Subsidiaries.
           -----------

          "Indebtedness"  means, to the extent the following would be reflected
           ------------
on a consolidated balance sheet of Payor and its Subsidiaries prepared in accordance with generally accepted accounting principles, the principal amount of all indebtedness of Payor and its Subsidiaries with respect to (i) borrowed money, evidenced by debt securities, debentures, acceptances, notes or other similar instruments, (ii) obligations under capital leases, (iii) reimbursement obligations for letters of credit and financial guarantees (without duplication), (other than ordinary course of business contingent reimbursement obligations) or (iv) the deferred purchase price of property or services, (except for accounts payable and accrued expenses and receipt of progress and advance payments related to such purchase price, in each case arising in the ordinary course of business).

          "Interest Coverage Ratio" means the ratio as of the last day of any
           -----------------------
Fiscal Quarter of (i) Consolidated Adjusted EBITDA for the four- Fiscal Quarter Period then ended to (ii) Consolidated Cash Interest Expense for such four-Fiscal Quarter Period.

          "Interest Rate Agreements" means any interest rate swap agreement,
           ------------------------
interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with Payors' and its Subsidiaries' operations and not for speculative purposes.

          "Leverage Ratio" means the ratio as of the last day of any Fiscal
           --------------
Quarter of (i) Consolidated Total Debt to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on or immediately prior to such date.

          "Lien" means any lien, mortgage, deed of trust, pledge, assignment,
           ----
security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          "Material Subsidiaries" means a Subsidiary or Subsidiaries of Payor
           ---------------------
that individually or in the aggregate (a) own 25% or more of the total assets of Payor and its

Subsidiaries on a consolidated basis or (b) earn 25% or more of the net revenues of the Payor and its Subsidiaries on a consolidated basis during Payor's latest completed fiscal year.

          "Net Proceeds" means an amount equal to (i) Cash payments (including
           ------------
any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Payor from a sale of assets, minus (ii) any bona fide fees, costs and expenses incurred in connection with such sale including (a) taxes payable as a result of such sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any indebtedness that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such sale of assets and (c) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller's indemnities and representations and warranties to purchaser in respect of such sale of assets undertaken by Payor or any of its Subsidiaries in connection with such sale of assets.

          "Permitted Investors" means management investors and other co-
           -------------------
investors with or Affiliates of Sponsor.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PIK Notes" means the PIK Notes issued pursuant to Section 1.1 hereof
           ---------
in lieu of cash interest and containing terms substantially identical to this Note.

          "Refinancing Debt" means any indebtedness incurred to repay, refinance
           ----------------
or otherwise replace indebtedness or obligations in whole or in part (including, without limitation, commitments) under the Credit Agreement or any such Refinancing Debt.

          "Securities" means any stock, shares, partnership interests, voting
           ----------
trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement (other than any such agreement or arrangement entered into with a customer or supplier in the ordinary course of business), options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Seller Note" means each of this Note and each other subordinated
           -----------
promissory note made by Payor pursuant to the Purchase Agreement, including without limitation, in each case, any PIK Notes issued pursuant to the terms thereof.

          "Significant Subsidiary" means a Subsidiary of Payor (a) owning 10% or
           ----------------------
more of the total assets of Payor and its Subsidiaries on a consolidated basis or (b) which earned 10% or more of the net revenues of the Payor and its Subsidiaries on a consolidated basis during Payor's latest completed fiscal year, provided, however, that if less than 75% of the total assets of Payor and its Subsidiaries on a consolidated basis are owned by Payor or its Significant Subsidiaries, then the definition of Significant Subsidiary shall include one or more additional entities, to be designated by the board of directors of Payor, such that at least 75% of the total assets of Payor and its Subsidiaries on a consolidated basis will be held by Payor or its Significant Subsidiaries as of the end of each Fiscal Quarter.

          "Sponsor" means TC Group, L.L.C., d/b/a The Carlyle Group.
           -------

          "Subsidiary" means, with respect to any Person, any corporation or
           ----------
other entity, whether such corporation or entity now exists or shall hereafter be created, of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     5.   Miscellaneous
          -------------

          5.1  Section Headings. The section headings contained in this Note are
               ----------------
for reference purposes only and shall not affect the meaning or interpretation of this Note.

          5.2  Amendment and Waiver. Subject to Section 6.10 hereof, no
               --------------------
provision of this Note may be amended or waived unless Payor shall have obtained the written agreement of Payee. No failure or delay in exercising any right, power or privilege hereunder shall imply or otherwise operate as a waiver of any rights of Payee, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

          5.3  Successors, Assigns and Transferors. This Note shall be freely
               -----------------------------------
assignable and transferable by Payee except that this Note may not be assigned or transferred by Payee to (x) any competitor, customer or supplier of Payor or its Subsidiaries or any Subsidiaries of the foregoing or (y) to any other Person if such assignment or transfer would cause any interest payments due under this Note to become non-deductible as an expense for any tax purposes provided,
                                                                 --------
however, after (a) the occurrence and continuance of an Event of Default under
-------
the Bank Debt Documents and (b) receipt by Payor of notice of such Event of Default from Payee or Agent or an authorized representative of the holders of the Bank Debt, any assignment or transfer of this Note shall require the consent of the Agent. Payor may not assign its obligations under this Note without the prior written consent of Payee except in connection with a transaction permitted under Section 3.2(b) hereof. Subject to the foregoing, the obligations of Payor and Payee under this Note shall be binding upon, and inure to the benefit of, and be enforceable by, Payor and Payee, and their respective successors and permitted assigns, whether or not so expressed.

          5.4  Governing Law. This Note shall be governed by, and construed in
               -------------
accordance with, the laws of the State of New York without giving effect to any conflicts of laws principles thereof that would otherwise require the application of the law of any other jurisdiction.

          5.5  Lost, Stolen, Destroyed or Mutilated Note. Upon receipt of
               -----------------------------------------
evidence reasonably satisfactory to Payor of the loss, theft, destruction or mutilation of this Note and of indemnity arrangements reasonably satisfactory to Payor from or on behalf of the holder of this Note, and upon surrender or cancellation of this Note if mutilated, Payor shall make and deliver a new note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note, at Payee's expense.

          5.6  Waiver of Presentment, Etc. Except as otherwise provided herein,
               --------------------------
presentment, demand, protest, notice of dishonor and all other notices are hereby expressly waived by Payor.

          5.7  Usury. Nothing contained in this Note shall be deemed to
               -----
establish or require the payment of a rate of interest in excess of the maximum rate legally enforceable. If the rate of interest called for under this Note at any time exceeds the maximum rate legally enforceable, the rate of interest required to be paid hereunder shall be automatically reduced to the maximum rate legally enforceable. If such interest rate is so reduced and thereafter the maximum rate legally enforceable is increased, the rate of interest required to be paid hereunder shall be automatically increased to the lesser of the maximum rate legally enforceable and the rate otherwise provided for in this Note.

          5.8  Notices. Any notice, request, instruction or other document to be
               -------
given hereunder by either party to the other shall be in writing and shall be deemed given when received and shall be (i) delivered personally or (ii) mailed by certified mail, postage prepaid, return receipt requested or (iii) delivered by Federal Express or a similar overnight courier or (iv) sent via facsimile transmission to the fax number given below, as follows:

                  If to Payor, addressed to:
                  -------------------------

                           VAC Holdings II, Inc.
                           9314 West Jefferson Avenue
                           Dallas, TX 75211
                           Attention: William McMillan
                           Fax Number: (972) 946-5683

                  With a copy to:
                  --------------

                           The Carlyle Group
                           1001 Pennsylvania Avenue, N.W.
                           Washington, DC 20004
                           Attention: Allan Holt
                           Fax Number: (202) 347-9250

                                    and
                                    ---

                           Latham & Watkins
                           1001 Pennsylvania Avenue, N.W.
                           Suite 1300
                           Washington, DC 20004-2505
                           Attention: James Ritter
                           Fax Number: 202-637-2201

                  If to Payee, addressed to:
                  -------------------------

                           Office of General Counsel
                           Northrop Grumman Corporation
                           1840 Century Park East
                           Los Angeles, California 90067
                           Attention: Burks Terry
                           Fax Number: (310) 556-4556

                  With a copy to:
                  --------------

                           Gibson, Dunn & Crutcher LLP
                           333 South Grand Avenue
                           Los Angeles, California
                           Attention: Andrew E. Bogen, Esq.
                           Fax Number: (213) 229-7520

or to such other place and with such other copies as either party may designate as to itself by written notice to the other party.

                  In the event that any notice under this Note is required to be made on or as of a day which is not a Business Day, then such notice shall not be required to be made until the first day thereafter which is a Business Day.

                  5.9  Representations and Warranties of Payor. Payor hereby
                       ---------------------------------------
represents and warrants to Payee that: (a) Payor is duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (b) Payor has duly authorized, executed and delivered this Note; and (c) this Note constitutes a legally valid and binding obligation of Payor, enforceable against Payor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

               IN WITNESS WHEREOF, Payor has executed and delivered this Note as of the date hereinabove first written.

                                       VAC HOLDINGS II, INC.



                                       By: /s/
                                           ----------------------------
                                           Name: William McMillan
                                           Title:

                                Acknowledgment
                                --------------

Northrop Grumman Corporation, Payee under the attached 11 1/2% Seller Note, dated as of July 24, 2000 (the "Note") hereby acknowledges the provisions of
Section 5.3 of the Note and agrees to be bound by the provisions thereof.



                                   /s/
                                   -------------------------------------------
                                   By:    Albert F. Myers
                                          ------------------------------------
                                   Title: Corporate Vice President & Treasurer
                                          ------------------------------------

                                  SCHEDULE 1
                                  ----------

                             Certain Calculations

With respect to any calculation of Consolidated Adjusted EBITDA required to be made prior to the completion of four Fiscal Quarters following the date hereof, such calculation for the relevant period shall equal the product of (A) the respective measurement of Consolidated Adjusted EBITDA above for the period from the date hereof to the date of measurement multiplied by (B) a fraction, the
                                           -------------
numerator of which is 365 and the denominator of which is the number of days during the period from the date hereof to the date of measurement.